Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of April 28, 2016 among FAIRMOUNT SANTROL INC. (f/k/a FAIRMOUNT MINERALS, LTD.), a Delaware corporation (the “U.S. Borrower” or the “Borrower Representative”), certain subsidiaries of the U.S. Borrower, as Guarantors, Lake Shore Sand Company (Ontario) Ltd., an entity organized under the laws of the province of Ontario, Canada, as Canadian Borrower (the “Canadian Borrower”, and, together with the U.S. Borrower, the “Borrowers”), the signatories hereto each as a Lender under the Credit Agreement (as defined below) (the “Extending Lenders”) and BARCLAYS BANK PLC (“Barclays”), as administrative agent (in such capacity and including any successors, the “Administrative Agent”).

RECITALS

A. WHEREAS, FMSA Inc. (f/k/a Fairmount Santrol Holdings Inc. and Fairmount Minerals Holdings, Inc.), a Delaware corporation (“Holdings”), the U.S. Borrower, certain subsidiaries of the U.S. Borrower, as Guarantors, the Canadian Borrower, the Lenders party thereto from time to time, Barclays Bank PLC (“Barclays”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), Barclays Bank PLC, as the Revolving Administrative Agent (in such capacity, the “Revolving Administrative Agent”) and the other agents referred to therein are party to that certain Second Amended and Restated Credit and Guaranty Agreement dated as of September 5, 2013 (as amended from time to time prior to the date hereof, between the parties thereto, restated or otherwise modified prior to the date hereof, the “Credit Agreement”). Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

B. WHEREAS, Section 10.05(e) of the Credit Agreement permits the Administrative Agent, the Collateral Agent and any Lender providing a Term Loan thereunder to amend the Credit Agreement to extend the maturity date of any such Term Loan with the consent solely of the Administrative Agent, the Collateral Agent and such Lender (and no other party), subject to certain requirements set forth in said Section;

C. WHEREAS, the Administrative Agent, the Collateral Agent and the Extending Lenders, each as a Lender holding a Tranche B-1 Term Loan under the Credit Agreement, have agreed to amend the Credit Agreement to extend the maturity date of such Tranche B-1 Term Loan to July 15, 2018.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following definition in appropriate alphabetical order:

“2016 Extended Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the 2016 Extended Term Loans of such Lender.

“2016 Extended Term Loan Maturity Date” means the earlier of (i) the Stated Maturity Date for the 2016 Extended Term Loans and (ii) the date on which all 2016 Extended Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

“2016 Extended Term Loan Note” means a promissory note substantially in the form of Exhibit B-2 (modified to reflect the Stated Maturity Date of the 2016 Extended Term Loans), as it may be amended, restated, supplemented or otherwise modified from time to time.

“2016 Extended Term Loans” means any Tranche B-1 Term Loans extended pursuant to the Sixth Amendment to the Second Amended and Restated Credit and Guaranty Agreement dated as of April 28, 2016.

(b) Clause (i) of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“(i) (a) Tranche B-1 Term Loans, 2016 Extended Term Loans or Tranche B-2 Term Loans that are Eurodollar Rate Loans, 3.50% per annum and (b) Tranche B-1 Term Loans, 2016 Extended Term Loans or Tranche B-2 Term Loans that are Base Rate Loans, 2.50% per annum”

(c) The definition of “Class” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Class” means (i) with respect to Lenders, each of the following classes of Lenders: (a) Lenders having Tranche B-1 Term Loan Exposure, (b) Lenders having Tranche B-2 Term Loan Exposure, (c) Lenders having Revolving Exposure (including the Swing Line Lenders), (d) Lenders having Incremental Term Loan Exposure of each applicable Series and (e) Lenders having 2016 Extended Term Loan Exposure, and (ii) with respect to Loans, each of the following classes of Loans: (a) Tranche B-1 Term Loans, (b) Tranche B-2 Term Loans, (c) Revolving Loans (including Swing Line Loans), (d) each Series of Incremental Term Loans and (e) 2016 Extended Term Loans.

(d) The definition of “Exposure” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Exposure” means, with respect to any Lender, such Lender’s Tranche B-1 Term Loan Exposure, Tranche B-2 Term Loan Exposure, Revolving Exposure, Incremental Term Loan Exposure or 2016 Extended Term Loan Exposure, as applicable.

(e) The definition of “Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Loan” means a Tranche B-1 Term Loan, a Tranche B-2 Term Loan, a Revolving Loan, a Swing Line Loan, an Incremental Term Loan and a 2016 Extended Term Loan.

(f) The definition of “Note” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Note” means a Tranche B-1 Term Note, a Tranche B-2 Term Loan Note, a Revolving Loan Note, a Swing Line Note or a 2016 Extended Term Loan Note.

(g) The definition of “Pro Rata Share” in Section 1.01 of the Credit Agreement is hereby amended as follows:

(1) to delete the word “and” immediately prior to clause (iv),

(2) to insert the following new clause (v) after clause (iv) therein:

“and (v) with respect to all payments, computations and other matters relating to the 2016 Extended Term Loan of any Lender, the percentage obtained by dividing (a) the 2016 Extended Term Loan Exposure of that Lender by (b) the aggregate 2016 Extended Term Loan Exposure of all Lenders”

and (3) to insert the words “, 2016 Extended Term Loan Exposure” immediately after the two references to Tranche B-1 Term Loan Exposure in the second sentence thereof.

(h) The definition of “Required Lenders” in Section 1.01 of the Credit Agreement is hereby amended as follows:

(1) to replace the word “and” immediately prior to clause (iv) with a comma,

(2) to insert the words “, 2016 Extended Term Loan Exposure” immediately following the first reference to Tranche B-1 Term Loan Exposure therein,

(3) to insert the following at the end thereof “and (v) the aggregate 2016 Extended Term Loan Exposure of all Lenders (other than Defaulting Lenders).”

(i) The definition of “Stated Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Stated Maturity Date” means (i) with respect to the Tranche B-1 Term Loans, March 15, 2017, (ii) with respect to the Tranche B-2 Term Loans, September 5, 2019, (iii) with respect to the 2016 Extended Term Loans, July 15, 2018, (iv) with respect to the Revolving Loans, September 5, 2018, and (v) with respect to any Incremental Term Loans, the date specified in the applicable Joinder Agreement.

(j) The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended to insert the words “, a 2016 Extended Term Loan” immediately after the reference to Tranche B-1 Term Loan therein.

(k) The definition of “Term Loan Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to insert the words “, the 2016 Extended Term Loan Maturity Date” immediately after the reference to Tranche B-1 Term Loan Maturity Date.

(l) The following proviso shall be added to the end of Section 2.12 of the Credit Agreement:

“; provided further that solely with respect to the 2016 Extended Term Loans: (i) for each Installment Date on or prior to December 31, 2016, notwithstanding that the 2016 Extended Term Loans are a separate Class from the Tranche B-1 Term Loans, the 2016 Extended Term Loans shall continue to receive amortization payments as if such 2016 Extended Term Loans were Tranche B-1 Term Loans (provided that, for the avoidance of doubt, amortization payments in respect of the 2016 Extended Term Loans shall not be paid on the Stated Maturity Date for the Tranche B-1 Term Loans), (ii) for each Installment Date after December 31, 2016 and prior to the Stated Maturity Date for the 2016 Extended Term Loans, the Installment to be paid on such date with respect to the 2016 Extended Term Loans shall be $173,950.02, (iii) on the Stated Maturity Date for the 2016 Extended Term Loans, the 2016 Extended Term Loans shall be paid in full, provided that such Installments shall be reduced in connection with any voluntary or mandatory prepayments of the 2016 Extended Term Loans in accordance with Sections 2.13, 2.14 and 2.15 (provided that, for the avoidance of doubt, in calculating such reduction for Installments prior to the Stated Maturity Date for the Tranche B-1 Term Loans, the amount of Tranche B-1 Term Loan Installments will not be reduced by prepayments except to the extent of prepayments on the Tranche B-1 Term Loans (and not any 2016 Extended Term Loans).”

SECTION 2. Extension of Maturity Date.

(a) As required by Section 10.05(e), (i) the aggregate principal amount of the Tranche B-1 Term Loans held by the Extending Lenders, as amended herein (the “2016 Extended Term Loans”) does not exceed the aggregate principal amount of the Tranche B-1 Term Loans subject to such extension, (ii) the Weighted Average Life to Maturity of the 2016 Extended Term Loans is not shorter than the Weighted Average Life to Maturity of the Tranche B-1 Term Loans subject to such extension on the Effective Date (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the Tranche B-1 Term Loans) and (iii) all other terms applicable to the 2016 Extended Term Loans are substantially identical to, or less favorable to the Extending Lenders than, those applicable to the Tranche B-1 Term Loans subject to such extension, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such extension.

(b) For the avoidance of doubt, the 2016 Extended Term Loans shall be a separate and distinct Class from the Tranche B-1 Term Loans and shall upon the extension of the Stated Maturity Date have the benefit of clause (I) of the definition of Adjusted Eurodollar Rate in the Credit Agreement and clause (iii) of the definition of Base Rate in the Credit Agreement.

(c) Except as expressly set forth above, the Borrower Representative shall pay to the Extending Lenders all interest due on the 2016 Extended Term Loans as if such Extended Term Loans were Tranche B-2 Term Loans.

(d) On the Effective Date (or on the next Business Day following the Effective Date), the Borrower Representative shall pay to the Extending Lenders all accrued interest due on the 2016 Extended Term Loans.

SECTION 3. Term Loan Note. Each Extending Lender shall deliver any existing Tranche B-1 Term Loan Note held by such Extending Lender to the Administrative Agent to be returned to the Borrower Representative. If so requested by an Extending Lender, the Borrower Representative shall execute and deliver to such Extending Lender a Note to evidence such Extending Lender’s 2016 Extended Term Loan.

SECTION 4. Representations and Warranties. The Borrower Representative hereby represents and warrants to the Extending Lenders and the Administrative Agent that the following statements are true and correct in all respects:

(a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects;

(b) each Loan Party has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each Loan Document, as amended hereby. The execution and delivery of this Amendment and the performance by each Loan Party of this Amendment and each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Loan Party; and

(c) this Amendment has been duly executed and delivered by each Loan Party that is a party hereto and thereto and this Amendment is the legally valid and binding obligation of such Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

SECTION 5. Conditions to Effectiveness of this Amendment. The effectiveness of the Amendment shall be subject to the following conditions precedent (the date on which such conditions precedent have been satisfied (or waived) is referred to herein as the “Effective Date”):

(a) The Administrative Agent shall have received duly executed counterparts of this Amendment from each Extending Lender and the Borrower Representative, which shall be originals or facsimiles or “.pdf” files (followed promptly by originals) unless otherwise specified, properly executed by an Authorized Officer of the signing Extending Lenders and the Borrower Representative, dated as of the Effective Date.

(b) No Default or Event of Default shall exist, or would result from the execution and delivery of this Amendment.

(c) If so requested by any Extending Lenders at least two Business Days prior to the Effective Date, the Administrative Agent shall have received such executed Term Loan Notes from the Borrower Representative.

(d) The Administrative Agent shall have received the consent of Extending Lenders holding at least 90% of the Tranche B-1 Term Loans (or such lesser percentage as the Administrative Agent may agree).

SECTION 6. Condition Subsequent. Within one Business Day of the Effective Date, the Borrower Representative shall make a voluntary prepayment of the 2016 Extended Term Loans in an aggregate amount equal to 50% of the aggregate principal amount thereof. Failure to make such payment shall not be an Event of Default under the Credit Agreement, but the amendments set forth herein to extend the Stated Maturity Date with respect to the 2016 Extended Term Loans shall be null and void if such payment is not so received.

SECTION 7. Reaffirmations.

(a) Each Loan Party, subject to the terms and limits contained in the Credit Agreement and in the Security Documents, reaffirms its guaranty of the Obligations pursuant to the Credit Agreement. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Amendment and all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

(b) Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, (ii) confirms its respective grant to the Administrative Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended Credit Agreement (as defined below)), subject to the terms contained in the applicable Loan Documents and (iii) confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party.

SECTION 8. Effect of the Amendment. On and after the Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Amendment (as so amended, the “Amended Credit Agreement”). Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. On and after the Effective Date, (i) this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and (ii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Amended Credit Agreement. Each Loan Party hereby confirms that except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “.pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 10. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 11. Submission to Jurisdiction. Section 10.15 of the Credit Agreement is hereby incorporated by reference.

SECTION 12. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

FAIRMOUNT SANTROL INC.

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

LAKE SHORE SAND COMPANY (ONTARIO) LTD.

By:	/s/ Lisa M. Fife
	Name:	Lisa M. Fife
	Title:	Assistant Secretary

[Signature page to the Sixth Amendment]

FMSA INC.

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

BEST SAND CORPORATION

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

BEST SAND OF PENNSYLVANIA, INC.

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

CHEYENNE SAND CORP.

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

CONSTRUCTION AGGREGATES CORPORATION OF MICHIGAN, INC.

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

FAIRMOUNT WATER SOLUTIONS, LLC

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

[Signature page to the Sixth Amendment]

MINERAL VISIONS INC.

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

SPECIALTY SANDS, INC.

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

STANDARD SAND CORPORATION

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

TECHNIMAT LLC

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

TECHNISAND, INC.

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

WEDRON SILICA COMPANY

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

[Signature page to the Sixth Amendment]

WEXFORD SAND CO.

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

WISCONSIN INDUSTRIAL SAND COMPANY, LLC

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

WISCONSIN SPECIALTY SANDS, INC.

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

ALPHA RESINS, LLC.

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

BLACK LAB LLC

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

FAIRMOUNT MINERALS, LLC

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

[Signature page to the Sixth Amendment]

SELF-SUSPENDING PROPPANT LLC

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

SHAKOPEE SAND LLC

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

FML ALABAMA RESIN, INC.

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

FML SAND, LLC

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

FML RESIN, LLC

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

FML TERMINAL LOGISTICS LLC

By:	/s/ Jenniffer D. Deckard
	Name:	Jenniffer D. Deckard
	Title:	President & Chief Executive Officer

[Signature page to the Sixth Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

[Signature page to the Sixth Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

, as Extending Lender

By:

Name:
Title:

[Signature page to the Sixth Amendment]